UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2017

Switch, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38231	82-1883953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7135 S. Decatur Boulevard Las Vegas, NV	89118
(Address of Principal Executive Offices)	(Zip Code)

(702) 444-4111

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2017, Switch, Inc. (the “Company”) closed its initial public offering (“IPO”) of 35,937,500 shares of its Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $17.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-220405), as amended (the “Registration Statement”). In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	a Tax Receivable Agreement, dated October 5, 2017, by and among the Company, Switch, Ltd., a Nevada limited-liability company and subsidiary of the Company (the “LLC”), and each of the Members (as defined in the Tax Receivable Agreement) from time to time party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•	an Amended and Restated Registration Rights Agreement, dated October 5, 2017, by and among the Company and each of the persons from time to time party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference; and

•	a Fifth Amended and Restated Operating Agreement of the LLC, dated October 5, 2017, by and among the LLC and its Members (as defined therein), a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference (the “Operating Agreement”).

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described in the Registration Statement.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company issued (i) to the holders of common membership interests of the LLC (other than Rob Roy, the Company’s Founder, Chairman and Chief Executive Officer, and an affiliated entity of Mr. Roy), 173,624,316 shares of Class B common stock of the Company, par value $0.001 per share (the “Class B Common Stock”), and (ii) to Mr. Roy and the affiliated entity of Mr. Roy (collectively, the “Founder Members”), 42,944,647 shares of Class C common stock, par value $0.001 per share (the “Class C Common Stock”). The aggregate consideration received by the Company for the Class B Common Stock and Class C Common Stock was $2,166.

No underwriters were involved in the issuance and sale of the shares of Class B Common Stock or Class C Common Stock.

The description in Item 5.03 below of the Amended and Restated Articles of Incorporation is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

On October 5, 2017, the Company amended and restated its articles of incorporation (as amended and restated, the “Articles of Incorporation”). The Articles of Incorporation amend and restate in their entirety the Company’s original articles of incorporation, which were filed with the Secretary of State of the State of Nevada on June 13, 2017.

The Articles of Incorporation, among other things:

•	increase the authorized number of shares of common stock to 1,125,000,000 shares (750,000,000 shares of Class A Common Stock, 300,000,000 shares of Class B Common Stock and 75,000,000 shares of Class C Common Stock, respectively);

•	authorize 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series;

•	establish the 10 vote per share feature of the Class C Common Stock, which will remain in effect until such time as the Founder Members or their permitted transferees no longer beneficially own an aggregate of at least 50% of the shares of Class C Common Stock owned by the Founder Members as of the completion of the IPO;

•	provide that directors of the Company may be removed only by the vote of stockholders with not less than two-thirds of the Company’s voting power;

•	prohibit stockholders from calling special meetings;

•	after the Founder Members no longer beneficially own at least 50% of the Class C Common Stock beneficially owned by the Founder Members as of the completion of the IPO, require all stockholder actions to be taken at a meeting of the Company’s stockholders; and

•	require exclusive forum in the Eighth Judicial District Court of Clark County Nevada for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owed by any of the Company’s directors, officers or other employees of the Company or the Company’s stockholders.

The foregoing description of the Articles of Incorporation and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Articles of Incorporation, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Bylaws

On October 11, 2017, immediately prior to the closing of the IPO, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”). The Bylaws amend and restate the Company’s initial bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the Articles of Incorporation.

The foregoing description of the Bylaws and the description contained in the Registration Statement are qualified in their entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*	Amended and Restated Articles of Incorporation of Switch, Inc.

3.2*	Amended and Restated Bylaws of Switch, Inc.

10.1*	Tax Receivable Agreement, dated October 5, 2017, by and among Switch, Inc., Switch, Ltd. and each of the Members from time to time party thereto

10.2*	Amended and Restated Registration Rights Agreement, dated October 5, 2017, by and among Switch, Inc., Switch, Ltd. and each other person from time to time party thereto

10.3*	Fifth Amended and Restated Operating Agreement of Switch, Ltd., dated October 5, 2017, by and among Switch, Ltd. and its Members

*	Filed herewith.

INDEX TO EXHIBITS

Exhibit No.	Description

3.1*	Amended and Restated Articles of Incorporation of Switch, Inc.

3.2*	Amended and Restated Bylaws of Switch, Inc.

10.1*	Tax Receivable Agreement, dated October 5, 2017, by and among Switch, Inc., Switch, Ltd. and each of the Members from time to time party thereto

10.2*	Amended and Restated Registration Rights Agreement, dated October 5, 2017, by and among Switch, Inc., Switch, Ltd. and each other person from time to time party thereto

10.3*	Fifth Amended and Restated Operating Agreement of Switch, Ltd., dated October 5, 2017, by and among Switch, Ltd. and its Members

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWITCH, INC.

By:	/s/ Thomas Morton
Name:	Thomas Morton
Title:	President, General Counsel and Secretary

Date: October 11, 2017